                                                                   EXHIBIT 99.12

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE


                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

GROUP 1 IO - MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                             $59,566,784
Aggregate Original Principal Balance                                $59,569,483
Number of Mortgage Loans                                                242

                                                    MINIMUM                     MAXIMUM                    AVERAGE (1)
                                                    -------                     -------                    -----------
Original Principal Balance                          $68,400                    $435,200                     $246,155
Outstanding Principal Balance                       $68,400                    $435,200                     $246,144

                                                   MINIMUM                     MAXIMUM               WEIGHTED AVERAGE (2)
                                                   -------                     -------               --------------------
Original Term (mos)                                   360                         360                         360
Stated remaining Term (mos)                           353                         358                         358
Loan Age (mos)                                         2                           7                           2
Current Interest Rate                               5.000%                      8.425%                       6.279%
Initial Interest Rate Cap                           1.000%                      3.000%                       2.962%
Periodic Rate Cap                                   1.000%                      1.000%                       1.000%
Gross Margin                                        4.375%                      8.000%                       5.967%
Maximum Mortgage Rate                              11.500%                     14.925%                      12.774%
Minimum Mortgage Rate                               5.000%                      8.425%                       6.272%
Months to Roll                                        17                          22                           22
Original Loan-to-Value                              47.59%                      95.31%                       81.70%
Credit Score (3)                                      559                         802                         657

                                                    EARLIEST                     LATEST
                                                    --------                     ------
Maturity Date                                     10/01/2034                  03/01/2035


                                                  PERCENT OF                                           PERCENT OF

LIEN POSITION                                    MORTGAGE POOL    YEAR OF ORIGINATION                MORTGAGE POOL
                                                 -------------                                       -------------
1st Lien                                              100.00%     2004                                       7.50%
                                                                  2005                                       92.50

OCCUPANCY                                                         LOAN PURPOSE
Primary                                                98.37%     Purchase                                  59.93%
Second Home                                              1.63     Refinance - Rate/Term                       4.07
                                                                  Refinance - Cashout                           36


LOAN TYPE                                                         PROPERTY TYPE
ARM                                                   100.00%     Single Family                             61.51%
                                                                  Condominium                                21.26
                                                                  Two- to Four-Family                         4.23
AMORTIZATION TYPE                                                 Planned Unit Development                   13.00
Interest Only                                         100.00%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------                -----   -----------     ----      ------     -----   -----------     ---        ---        --
5.500% or less                    24   $5,986,347    10.05%     5.352%        667     $249,431   80.18%       94.13%  100.00%
5.501% to 6.000%                  71   17,432,545     29.27      5.858        669      245,529    80.90        63.83   100.00
6.001% to 6.500%                  77   19,288,346     32.38      6.315        646      250,498    81.90        54.71   100.00
6.501% to 7.000%                  44   10,946,176     18.38      6.767        648      248,777    81.69        40.69   100.00
7.001% to 7.500%                  18    4,239,820      7.12      7.238        671      235,546    83.41        31.53   100.00
7.501% to 8.000%                   6    1,303,100      2.19      7.810        635      217,183    87.05        42.26   100.00
8.001% to 8.500%                   2      370,450      0.62      8.420        628      185,225    94.87       100.00   100.00
                                 ---  -----------   -------     ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784   100.00%     6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========   =======     ======        ===     ========   ======       ======  =======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 8.425% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.279% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
RANGE OF                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)      LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
------------------------      -----   -----------     ----      ------    -----    -----------     ---        ---        --
349 to 360                       242  $59,566,784    100.00%    6.279%      657      $246,144     81.70%      57.13%   100.00%
                                 ---  -----------    -------    ------      ---      --------     ------      ------   -------
TOTAL:                           242  $59,566,784    100.00%    6.279%      657      $246,144     81.70%      57.13%   100.00%
                                 ===  ===========    =======    ======      ===      ========     ======      ======   =======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------------       -----   -----------     ----      ------     -----   -----------     ---        ---        --
$50,001 to $100,000                8     $677,924      1.14%    6.719%        653      $84,741   76.05%      87.49%   100.00%
$100,001 to $150,000              33    4,230,621       7.10     6.296        647      128,201    79.37       81.68    100.00
$150,001 to $200,000              24    4,358,143       7.32     6.320        650      181,589    83.34       74.66    100.00
$200,001 to $250,000              49   11,213,101      18.82     6.275        657      228,839    81.29       67.37    100.00
$250,001 to $300,000              58   15,781,680      26.49     6.249        665      272,098    81.30       63.36    100.00
$300,001 to $350,000              56   18,232,955      30.61     6.227        648      325,588    82.44       44.46    100.00
$350,001 to $400,000              13    4,637,160       7.78     6.396        668      356,705    82.67       22.96    100.00
$400,001 to $450,000               1      435,200       0.73     7.125        733      435,200    80.00        0.00    100.00
                                 ---  -----------    -------    ------        ---     --------   ------      ------   -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%      57.13%   100.00%
                                 ===  ===========    =======    ======        ===     ========   ======      ======   =======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $68,400 to approximately $435,200 and the average outstanding principal balance of the Mortgage Loans was approximately $246,144.

PRODUCT TYPES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                 LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
-------------                 -----   -----------     ----      ------    -----    -----------     ---        ---        --
2/28 LIBOR Loans                 242  $59,566,784    100.00%    6.279%       657     $246,144    81.70%       57.13%   100.00%
                                 ---  -----------    -------    ------       ---     --------    ------       ------   -------
TOTAL:                           242  $59,566,784    100.00%    6.279%       657     $246,144    81.70%       57.13%   100.00%
                                 ===  ===========    =======    ======       ===     ========    ======       ======   =======

ADJUSTMENT TYPE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
---------------               -----   -----------     ----      ------    -----    -----------     ---        ---        --
ARM                              242  $59,566,784     100.00%    6.279%    657        $246,144   81.70%       57.13%  100.00%
                                 ---  -----------     -------    ------    ---        --------   ------       ------  -------
TOTAL:                           242  $59,566,784     100.00%    6.279%    657        $246,144   81.70%       57.13%  100.00%
                                 ===  ===========     =======    ======    ===        ========   ======       ======  =======

AMORTIZATION TYPE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------             -----   -----------     ----      ------     -----   -----------     ---        ---        --
60 Month Interest-Only           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%      57.13%    100.00%
                                 ---  -----------    -------    ------        ---     --------   ------      ------    -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%      57.13%    100.00%
                                 ===  ===========    =======    ======        ===     ========   ======      ======    =======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-----------------------       -----   -----------     ----      ------     -----   -----------     ---        ---        --
Arizona                            6   $1,125,976      1.89%    6.289%        685     $187,663    80.00%       68.56%  100.00%
California                       147   40,405,377      67.83     6.191        658      274,867     81.27        53.57   100.00
Colorado                           5      741,514       1.24     6.521        612      148,303     83.58       100.00   100.00
Connecticut                        1      136,000       0.23     6.400        580      136,000     80.00       100.00   100.00
District of Columbia               3      911,399       1.53     6.743        660      303,800     87.25        65.77   100.00
Florida                           14    3,023,225       5.08     6.141        643      215,945     82.13        52.22   100.00
Georgia                            3      569,600       0.96     7.140        667      189,867     80.00        30.76   100.00
Illinois                           3      402,400       0.68     6.916        619      134,133     80.00        34.99   100.00
Maryland                           8    1,803,575       3.03     6.552        661      225,447     83.14        60.97   100.00
Massachusetts                      1      199,200       0.33     6.375        662      199,200     80.00       100.00   100.00
Nevada                            11    2,267,680       3.81     6.132        663      206,153     84.22        74.28   100.00
New Hampshire                      1      192,850       0.32     6.990        609      192,850     95.00       100.00   100.00
New Jersey                         2      581,050       0.98     6.819        742      290,525     86.78         0.00   100.00
New York                           2      647,200       1.09     6.920        704      323,600     80.00        32.76   100.00
North Carolina                     3      539,916       0.91     6.486        650      179,972     80.00        24.45   100.00
Ohio                               1       99,974       0.17     5.990        656       99,974     80.00       100.00   100.00
Pennsylvania                       4      835,644       1.40     6.234        623      208,911     85.36       100.00   100.00
Rhode Island                       1      236,000       0.40     6.025        640      236,000     80.00         0.00   100.00
South Carolina                     1      106,049       0.18     6.990        635      106,049     80.00       100.00   100.00
Tennessee                          2      283,192       0.48     5.551        606      141,596     80.00       100.00   100.00
Texas                              5      779,032       1.31     7.040        637      155,806     80.00        65.08   100.00
Utah                               1      135,040       0.23     6.150        643      135,040     80.00       100.00   100.00
Virginia                           8    1,739,043       2.92     6.709        652      217,380     83.68        86.20   100.00
Washington                         7    1,599,298       2.68     6.462        651      228,471     80.93        65.53   100.00
Wisconsin                          2      206,550       0.35     6.662        679      103,275     77.88       100.00   100.00
                                 ---  -----------    -------    ------        ---     --------    ------      -------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144    81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========    ======      =======  =======

(1) No more than approximately 1.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL           MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS          LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
--------------------          -----   -----------     ----      ------    -----    -----------     ---        ---        --
50.00% or less                     1      $69,000      0.12%    7.000%        623      $69,000   47.59%      100.00%  100.00%
50.01% to 55.00%                   1      150,000       0.25     6.550        647      150,000    53.57       100.00   100.00
55.01% to 60.00%                   1      245,000       0.41     5.250        660      245,000    59.76       100.00   100.00
65.01% to 70.00%                   1      260,000       0.44     5.875        688      260,000    69.89       100.00   100.00
70.01% to 75.00%                  10    2,197,510       3.69     6.337        642      219,751    73.75        53.28   100.00
75.01% to 80.00%                 180   43,833,456      73.59     6.205        660      243,519    80.00        53.08   100.00
80.01% to 85.00%                   9    2,445,080       4.10     6.368        619      271,676    84.05        66.66   100.00
85.01% to 90.00%                  23    6,239,563      10.47     6.493        651      271,285    89.43        65.95   100.00
90.01% to 95.00%                  15    3,822,175       6.42     6.766        661      254,812    94.45        81.69   100.00
95.01% to 100.00%                  1      305,000       0.51     6.200        632      305,000    95.31         0.00   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 47.59% to 95.31%.

LOAN PURPOSE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                  LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
------------                  -----   -----------     ----      ------     -----   -----------     ---        ---        --
Purchase                         146  $35,699,273     59.93%    6.231%        667     $244,516   80.96%       53.45%  100.00%
Refinance - Cashout               86   21,443,112      36.00     6.356        640      249,339    82.56        64.06   100.00
Refinance - Rate Term             10    2,424,399       4.07     6.306        651      242,440    84.83        49.94   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

PROPERTY TYPE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-------------                 -----   -----------     ----      ------     -----   -----------     ---        ---        --
Single Family                    150  $36,641,699     61.51%    6.265%        650     $244,278   81.24%       60.00%  100.00%
Condominium                       54   12,663,711      21.26     6.178        674      234,513    82.38        58.41   100.00
Two- to Four-Family                8    2,517,150       4.23     6.729        703      314,644    84.33         4.72   100.00
Planned Unit Development          30    7,744,224      13.00     6.365        643      258,141    81.87        58.47   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

DOCUMENTATION

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-------------                 -----   -----------     ----      ------     -----   -----------     ---        ---        --
Full Documentation               146  $33,297,420     55.90%    6.143%        650     $228,065   82.06%      100.00%  100.00%
Limited Documenation              36   10,121,647      16.99     6.234        644      281,157    80.82         0.00   100.00
Streamlined Documentation         34    9,276,699      15.57     6.570        699      272,844    81.13         0.00   100.00
Lite Documentation                15    4,480,208       7.52     6.442        651      298,681    81.26         0.00   100.00
Stated Documentation               7    1,660,010       2.79     7.106        665      237,144    84.67         0.00   100.00
Full/Alt Documentation             4      730,800       1.23     6.507        613      182,700    80.00       100.00   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

OCCUPANCY

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
---------                     -----   -----------     ----      ------     -----   -----------     ---        ---        --
Primary                          237  $58,595,024     98.37%    6.289%        656     $247,236   81.65%       56.68%  100.00%
Second Home                        5      971,760       1.63     5.684        707      194,352    84.69        84.09   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                      LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------                      -----   -----------     ----      ------     -----   -----------     ---        ---        --
2                                151  $37,390,134      62.77%   6.224%        656     $247,617   81.15%      59.67%  100.00%
3                                 73   17,871,165       30.00    6.355        657      244,810    82.37       54.05   100.00
4                                 15    3,763,735        6.32    6.432        658      250,916    83.22       40.30   100.00
5                                  2      454,000        0.76    6.248        652      227,000    88.39      100.00   100.00
7                                  1       87,750        0.15    7.625        603       87,750    75.00      100.00   100.00
                                 ---  -----------     -------   ------        ---     --------   ------      ------  -------
TOTAL:                           242  $59,566,784     100.00%   6.279%        657     $246,144   81.70%      57.13%  100.00%
                                 ===  ===========     =======   ======        ===     ========   ======      ======  =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                  LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
------------                  -----   -----------     ----      ------     -----   -----------     ---        ---        --
None                              38   $8,504,136     14.28%    6.646%        676     $223,793   81.30%       44.90%  100.00%
12 Months                         10    2,250,260       3.78     6.550        646      225,026    79.22        39.92   100.00
24 Months                        194   48,812,388      81.95     6.202        654      251,610    81.88        60.05   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 23 months.

CREDIT SCORES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
----------------------        -----   -----------     ----      ------     -----   -----------     ---        ---        --
551 to 575                         1     $284,800      0.48%    6.550%        559     $284,800   80.00%        0.00%  100.00%
576 to 600                        15    3,707,260       6.22     6.435        588      247,151    81.79        76.56   100.00
601 to 625                        65   15,381,691      25.82     6.284        614      236,641    81.77        70.52   100.00
626 to 650                        42    9,769,384      16.40     6.445        637      232,604    82.70        54.36   100.00
651 to 675                        49   12,383,205      20.79     6.223        662      252,718    81.12        53.21   100.00
676 to 700                        28    7,751,999      13.01     6.146        686      276,857    80.76        46.35   100.00
701 to 725                        15    3,844,729       6.45     6.196        714      256,315    81.94        54.73   100.00
726 to 750                        16    3,944,521       6.62     6.370        738      246,533    82.10        49.88   100.00
751 to 775                         6    1,608,395       2.70     5.910        762      268,066    83.32        29.04   100.00
776 to 800                         4      654,800       1.10     6.372        787      163,700    80.00        47.34   100.00
801 to 825                         1      236,000       0.40     5.700        802      236,000    80.00         0.00   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 559 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 657.

CREDIT GRADE

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                  LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
------------                  -----   -----------     ----      ------     -----   -----------     ---        ---        --
AA                               142  $35,824,134     60.14%    6.236%        685    $252,283    81.35%      50.02%   100.00%
A                                 84   19,905,994      33.42     6.316        618     236,976     82.23       64.37    100.00
A-                                16    3,836,656       6.44     6.483        591     239,791     82.15       85.84    100.00
                                 ---  -----------    -------    ------        ---    --------    ------      ------   -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657    $246,144    81.70%      57.13%   100.00%
                                 ===  ===========    =======    ======        ===    ========    ======      ======   =======

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
-------------                 -----   -----------     ----      ------     -----   -----------     ---        ---        --
4.001% to 4.500%                   1     $150,000      0.25%    6.550%        647     $150,000   53.57%      100.00%  100.00%
4.501% to 5.000%                  25    5,887,660       9.88     6.018        670      235,506    80.31        55.67   100.00
5.001% to 5.500%                  57   13,540,088      22.73     5.870        656      237,545    80.23        66.35   100.00
5.501% to 6.000%                  61   15,415,433      25.88     6.172        659      252,712    80.71        63.46   100.00
6.001% to 6.500%                  56   13,940,370      23.40     6.453        650      248,935    82.51        53.05   100.00
6.501% to 7.000%                  25    6,008,974      10.09     6.746        660      240,359    83.58        37.97   100.00
7.001% to 7.500%                  12    3,345,259       5.62     7.006        662      278,772    86.33        36.75   100.00
7.501% to 8.000%                   5    1,279,000       2.15     7.075        615      255,800    88.80        72.48   100.00
                                 ---  -----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.375% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.967% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF MAXIMUM            MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
--------------                -----   -----------     ----      ------     -----   -----------     ---        ---        --
11.500% or less                    1     $346,500      0.58%    5.000%       629      $346,500   90.00%      100.00%  100.00%
11.501% to 12.000%                23    5,639,847       9.47     5.373       670       245,211    79.58        93.77   100.00
12.001% to 12.500%                71   17,358,545      29.14     5.862       669       244,487    81.01        64.11   100.00
12.501% to 13.000%                77   19,362,346      32.51     6.310       646       251,459    81.79        54.50   100.00
13.001% to 13.500%                46   11,725,276      19.68     6.794       654       254,897    82.01        37.98   100.00
13.501% to 14.000%                16    3,460,720       5.81     7.251       656       216,295    82.68        38.63   100.00
14.001% to 14.500%                 6    1,303,100       2.19     7.810       635       217,183    87.05        42.26   100.00
14.501% to 15.000%                 2      370,450       0.62     8.420       628       185,225    94.87       100.00   100.00
                                 ---  -----------    -------    ------       ---      --------   ------     --------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%       657      $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======       ===      ========   ======     ========  =======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 14.925% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.774% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
NEXT RATE                   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC        IO
---------------               -----   -----------     ----      ------     -----   -----------     ---        ---        --
October 2006                       1      $87,750      0.15%    7.625%        603      $87,750   75.00%      100.00%  100.00%
December 2006                      2      454,000       0.76     6.248        652      227,000    88.39       100.00   100.00
January 2007                      15    3,763,735       6.32     6.432        658      250,916    83.22        40.30   100.00
February 2007                     73   17,871,165      30.00     6.355        657      244,810    82.37        54.05   100.00
March 2007                       151   37,390,134      62.77     6.224        656      247,617    81.15        59.67   100.00
                                 ---   ----------    -------    ------        ---     --------   ------       ------  -------
TOTAL:                           242  $59,566,784    100.00%    6.279%        657     $246,144   81.70%       57.13%  100.00%
                                 ===  ===========    =======    ======        ===     ========   ======       ======  =======